UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2006

         HarborView Mortgage Loan Trust 2006-CB1

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

         Greenwich Capital Financial Products, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registrant registered issuances of its HarborView Mortgage Loan Trust 2006-CB1 Mortgage Loan Pass-Through Certificates, Series 2006-CB1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $91,881,220 aggregate principal amount of Class 2-A2, Class 2-A-R, Class 2-PO, Class 2-X, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates of its HarborView Mortgage Loan Trust 2006-CB1 Mortgage Loan Pass-Through Certificates, Series 2006-CB1 on February 28, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated February 27, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2006, by and among the Company, as depositor, Greenwich Capital Financial Products, Inc. (“GCFP”), as seller, Federal Home Loan Mortgage Corporation, as guarantor (the “Guarantor”) and The Bank of New York, (“BONY”), as trustee and custodian.  The “Certificates” consist of the following classes:  Class 1-A1A, Class 1-A1B, Class 1-A1C, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A2, Class 2-A-R, Class 2-PO,  Class 2-X, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $909,655,605 as of February 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling Agreement dated as of February 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Federal Home Loan Mortgage Corporation, as guarantor, and The Bank of New York, as Trustee and as custodian.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2

Mortgage Loan Purchase and Servicing Agreement dated as of February 1, 2006 by and among Greenwich Capital Financial Products, Inc., as purchaser, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as servicer and Federal Home Loan Mortgage Corporation, as guarantor.

99.3

Assignment and Recognition Agreement dated as of February 1, 2006 by and among Greenwich Capital Financial Products, Inc., as assignor, Greenwich Capital Acceptance, Inc., as assignee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, as servicer.

99.4

The certificate guaranty insurance policy (No. CA02773) dated as of February 28, 2006 with respect to the Class 2-A2 Certificates, and all endorsements thereto, issued by XL Capital Assurance Inc. for the benefit of the Holders of the Class 2-A2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:      /s/ Adam Smith
Name:       Adam Smith
Title:   Senior Vice President

Dated:  February 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling Agreement dated as of February 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Federal Home Loan Mortgage Corporation, as guarantor, and The Bank of New York, as Trustee and as custodian.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2

Mortgage Loan Purchase and Servicing Agreement dated as of February 1, 2006 by and among Greenwich Capital Financial Products, Inc., as purchaser, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as servicer and Federal Home Loan Mortgage Corporation, as guarantor.

99.3

Assignment and Recognition Agreement dated as of February 1, 2006 by and among Greenwich Capital Financial Products, Inc., as assignor, Greenwich Capital Acceptance, Inc., as assignee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, as servicer.

99.4

The certificate guaranty insurance policy (No. CA02773) dated as of February 28, 2006 with respect to the Class 2-A2 Certificates, and all endorsements thereto, issued by XL Capital Assurance Inc. for the benefit of the Holders of the Class 2-A2 Certificates.